EXHIBIT 23(C)


                                 CONSENT OF ENGINEER


          We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report, dated May 9, 1994, which appears in the MDU Resources Group, Inc. Annual Report on Form 10-K for the year ended December 31, 1996, and to all references to our firm included in this Registration Statement.


                              /s/ Kenneth J. Ginnard

                              WEIR INTERNATIONAL MINING CONSULTANTS



     Des Plaines, Illinois
     May 27, 1997